Intangible assets, net - Estimated amortization expense (Details) - Mar. 31, 2018 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Intangible assets, net
2019	$ 737	¥ 4,621
2020	737	4,621
2021	737	4,621
2022	737	4,621
2023	737	4,621
2024 and thereafter	12,587	78,960
Total amortization expenses	$ 16,272	¥ 102,065